SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2000

GLOBALNETCARE, INC.
(Exact name of registrant as specified in its charter)

     Florida                                    000-27097                                            980215778
(State or other                               (Commission File Number)               (IRS Employer
jurisdiction of incorporation)                                                              Identification No.)

117 Gun Avenue, Pointe-Claire, Quebec, Canada               HR9 3X2
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (514) 693-0877

Suite 950 - 2000 McGill College, Montreal, Quebec, Canada HA3 3H3
                    (Former address, if changed since last report)

Item 1. Change in Control of the Registrant.

        On September 12, 2000, the Registrant completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares of BusinessWay Computer Centre Inc. (“BusinessWay”) and of Cor-Bit Peripherals Inc. (“Cor-Bit”), two privately held companies incorporated under the laws of Quebec, pursuant to a Share Exchange Agreement, dated for reference June 30, 2000, among the Registrant, 3739007 Canada Ltd.(a wholly owned subsidiary of the Registrant)(the “Subsidiary”), BusinessWay, Cor-Bit, Faris Heddo, Michele Scott, and the shareholders of BusinessWay and Cor-Bit.

        The summary of the terms of the Acquisition, as presented under the heading, “SHARE EXCHANGE AGREEMENT- BUSINESSWAY COMPUTER CENTRE INC. AND COR-BIT PERIPHERALS INC.,” under Item 2. “Management’s Discussion and Analysis or Plan of Operation” contained in the Registrant’s Form 10-QSB for the period ended June 30, 2000 as filed with the Securities and Exchange Commission, is incorporated herein by reference.

        As a result of the Acquisition, Faris Heddo became President, Chief Executive Officer, and a Director of the Registrant, and Michele Scott (who is married to Mr. Heddo) became Chief Financial Officer, Vice-President, Secretary and a Director of the Registrant. Mr. Heddo and Ms. Scott are the sole officers and directors of BusinessWay and Cor-Bit. In connection with the closing of the Acquisition, Patrick Power and Nick Pedafronimos resigned as directors and officers of the Registrant and its subsidiaries.

        Under the terms of the Acquisition, Faris Heddo acquired 18,835,571 of the Registrant’s Special Voting Shares (“Special Voting Shares”) and 18,835,571 of the Subsidiary’s Class “A” Preference Shares (“Preferred Shares”) as consideration for the exchange of 1,439,113 shares of BusinessWay owned by him. Also under the terms of the Acquisition, the Registrant agreed to issue options to Mr. Heddo to purchase up to 600,000 of its Common Shares (“Shares”) at $.50 per share and to purchase up to 500,000 Shares at $1.00 per share (collectively, the “Heddo Option Rights”) as consideration for his agreement to serve as President, Chief Executive Officer, and a Director of the Registrant. Pursuant to the Heddo Option Rights, on September 12, 2000, the Registrant authorized the issuance of options to Mr. Heddo to purchase up to 100,000 Shares at a price of $.50 per share.

        As a result of the Acquisition, Mr. Heddo is deemed to own beneficially, as determined under the rules the Securities and Exchange Commission, 19,935,571 Shares. The Shares that are deemed to be beneficially owned by him include: 18,835,571 Preferred Shares (that are convertible into Shares on a one for one basis); 18,835,571 Special Voting Shares (that have voting rights equivalent to Shares and will be called by the Registrant upon the conversion of the Preferred Shares), and 1,100,000 Shares that may be acquired by Mr. Heddo upon the exercise of presently exercisable options that have been or will be issued to Mr. Heddo upon request under the Heddo Option Rights. The Shares deemed to be beneficially owned by Faris Heddo are deemed to be equivalent to 36.0% of the outstanding Shares of the Registrant as of September 12, 2000.

        Also under the terms of the Acquisition, Michele Scott acquired 13,088,320 Special Voting Shares and 13,088,320 Preferred Shares as consideration for the exchange of 1,000,000 shares of Cor-Bit owned by her. Under the terms of the Acquisition, the Registrant agreed to issue options to Ms. Scott to purchase up to 600,000 Shares at $.50 per share and to purchase up to 500,000 Shares at $1.00 per share (collectively, the “Scott Option Rights”) as consideration for her agreement to serve as Vice President, Secretary and a Director of the Registrant. Pursuant to the Scott Option Rights, on September 12, 2000, the Registrant authorized the issuance of options to Ms. Scott to purchase up to 150,000 Shares at a price of $.50 per share.

        As a result of the Acquisition, Ms. Scott is deemed to own beneficially, as determined under the rules and regulations of the Securities and Exchange Commission, 14,188,320 Shares. The Shares that are deemed to be beneficially owned by her include: 13,088,320 Preferred Shares (that are convertible into Shares on a one for one basis); 13,088,320 Special Voting Shares (that have voting rights equivalent to Shares and will be called by the Registrant upon the conversion of the Preferred Shares), and 1,100,000 Shares that may be acquired by Ms. Scott upon the exercise of presently exercisable options that have been or will be issued to her upon request under the Scott Option Rights. The Shares deemed to be beneficially owned by Michele Scott are deemed to be equivalent to 25.6% of the outstanding Shares of the Registrant as of September 12, 2000.

        Under the terms of the Acquisition, FONDACTION CSN Pour La Cooperation et L’Emploi, an employee benefit investment plan organized under the law of Quebec (the “Fondaction”), acquired 6,000,000 Special Voting Shares and 6,000,000 Preferred Shares in exchange for 458,424 shares of Cor-Bit that were owned by it. As a result of the exchange, the Fondaction is deemed to own beneficially, under the rules of the Securities and Exchange Commission, 11.1% of the Shares deemed to be outstanding on September 12, 2000. Under an agreement among Faris Heddo, Michele Scott and the Fondaction, the Fondaction will have the right to send a non voting observer to each meeting of the Board of Directors of the Registrant.

Item 2. Acquisition or Disposition of Assets

        Information concerning the Acquisition contained in Item 1, above, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          Financial information and exhibits filed as part of this report.

          (a)     Financial statements of acquired business.

Required financial statement information for the acquired business will be filed as soon as possible, but in any event not later than 75 days after September 12, 2000.

          (b)     Pro forma financial information.
Required pro forma financial information will be filed as soon as possible, but in any event not later than 75 days after September 12, 2000.

          (c)     Exhibits.

         2.1      -        Letter of Intent re Exchange of Shares and Other Matters, dated April 5, 2000, between
                           Faris Heddo, Michele Scott, Cor-Bit Peripherals Inc., BusinessWay Computer Cerntre
                           Inc., and GlobalNetCare, Inc. - Filed herewith.

         2.2      -        Share Exchange Agreement between the Registrant, 3739007 Canada Ltd., BusinessWay
                           Computer Centre Inc., Cor-bit Peripherals Inc., Faris Heddo, Michele Scott, the
                           Shareholders of Cor-Bit Peripherals Inc., and the Shareholders of BusinessWay Computer
                           Inc., dated for reference June 30, 2000 - filed as Exhibit 10.1 to the Form 10-QSB of the Registrant for the period ended June 30, 2000 and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     GLOBALNETCARE, INC.
                                                     (Registrant)

Date:    September 26, 2000                          By: /s/ Faris Heddo
                                                        Faris Heddo
                                                        President and Chief Executive Officer